                                  EXHIBIT 24.1
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STATE OF ILLINOIS

COUNTY OF DU PAGE


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Carleton A. Brown, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-8 for VSI ENTERPRISES, INC. relating to the 1991 Stock Option Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of October, 1996.





                                        /s/ Carleton A. Brown
                                        ----------------------------------------
                                        Carleton A. Brown


                                 ACKNOWLEDGMENT

         BEFORE me this 28th day of October, 1996, came Carleton A. Brown, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        /s/ Wendy M. Simpson
                                        ----------------------------------------
                                        NOTARY PUBLIC


                                        State of Illinois

                                        My Commission Expires:

                                        11-03-99
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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Andre Van den Bogaert, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-8 for VSI ENTERPRISES, INC. relating to the 1991 Stock Option Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1996.





                                        /s/ Andre Van den Bogaert
                                        ----------------------------------------
                                        Andre Van den Bogaert


                                 ACKNOWLEDGMENT

         BEFORE me this 29th day of October, 1996, came Andre Van den Bogaert, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        /s/ Gilberte Raucq
                                        ----------------------------------------
                                        NOTARY PUBLIC


                                        State of Belgium

                                        My Commission Expires:

                                        Unlimited
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STATE OF TEXAS

COUNTY OF TARRANT


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Larry M. Carr, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-8 for VSI ENTERPRISES, INC. relating to the 1991 Stock Option Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1996.




                                        /s/ Larry Carr
                                        ----------------------------------------
                                        Larry M. Carr


                                 ACKNOWLEDGMENT

         BEFORE me this 29th day of October, 1996, came Larry M. Carr, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        /s/ Jean E. Knapp
                                        ----------------------------------------
                                        NOTARY PUBLIC


                                        State of Texas

                                        My Commission Expires:

                                        1-17-1998
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STATE OF GEORGIA

COUNTY OF GWINNETT


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Leo M. Cortjens, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-8 for VSI ENTERPRISES, INC. relating to the 1991 Stock Option Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of October, 1996.





                                        /s/ Leo M. Cortjens
                                        ----------------------------------------
                                        Leo M. Cortjens


                                ACKNOWLEDGEMENT

         BEFORE me this 24th day of October, 1996, came Leo M. Cortjens, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        /s/ Kathy Munson
                                        ----------------------------------------
                                        NOTARY PUBLIC


                                        State of Georgia

                                        My Commission Expires:

                                        7/22/99
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STATE OF MASSACHUSETTS

COUNTY OF MIDDLESEX


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Edward S. Redstone, a Director of VSI ENTERPRISES, INC., a Delaware corporation, do constitute and appoint Richard K. Snelling and B.R. Brewer my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-8 for VSI ENTERPRISES, INC. relating to the 1991 Stock Option Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of October, 1996.





                                        /s/ Edward S. Redstone
                                        ----------------------------------------
                                        Edward S. Redstone


                                ACKNOWLEDGEMENT

         BEFORE me this 29th day of October, 1996, came Edward S. Redstone, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        /s/ David Gleahy
                                        ----------------------------------------
                                        NOTARY PUBLIC


                                        State of Massachusetts

                                        My Commission Expires:

                                        June 14, 2002